As filed with the Securities and Exchange Commission on May 2, 2001
================================================================================

                                                             Registration No. 33


                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                         FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [x]

Pre-Effective Amendment                                                 [ ]

Post-Effective Amendment                                                [ ]


                TCW Galileo Emerging Markets Equities Fund, Inc.
             (exact name of registrant as specified in the charter)

                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California 90017

                                 (213) 244-0000
              (Registrant's telephone number including area code)

                                 Philip K. Holl
                                   Secretary
                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California 90017

                                with copies to:

                              Robert Helm, Esquire
                                    Dechert
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

                  -------------------------------------------

                 Approximate date of Proposed Public Offering:
    As soon as practicable after this Registration Statement goes effective

          ------------------------------------------------------------

       It is proposed that this filing will become effective on June 1, 2001 pursuant to Rule 488 under the Securities Act of 1933

          ------------------------------------------------------------
No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                   TCW Galileo Latin America Equities Fund
                            865 South Figueroa Street
                                   Suite 1800
                              Los Angeles, CA 90017
                                 1-800-FUND-TCW

                                     [DATE]

Dear Shareholder:

      Your Board of Directors has called a Special Meeting of Shareholders of the TCW Galileo Latin America Equities Fund of TCW Galileo Funds, Inc. scheduled to be held at 8:30 a.m., local time, on July 18, 2001 at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

      The Board of Directors of the TCW Galileo Funds, on behalf of the TCW Galileo Latin America Equity Fund ("Latin America Equities Fund") has approved a reorganization of the Latin America Equities Fund, into TCW Galileo Emerging Markets Equities Fund ("Emerging Markets Equities Fund"), each a series of the TCW Galileo Funds, Inc. (the "Reorganization") and managed by TCW Investment Management Company. If approved by shareholders, you would become a shareholder of the Emerging Markets Equities Fund on the date that the Reorganization occurs. The Emerging Markets Equities Fund has investment objectives that are identical and investment policies that are similar in many respects to those of the Latin America Equities Fund, and the Reorganization is expected to result in operating expenses that are lower for shareholders.

      You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the funds for your evaluation.

      After careful consideration, the Board of Directors of TCW Galileo Funds, Inc. unanimously approved this proposal and recommended shareholders vote "FOR" the proposal.

      A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

      Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than [INSERT DATE].

      Proxy solicitations will be made by mail, and may also be made by personal interview, telephone, and facsimile transmission on behalf of the Latin America Equities Fund by its directors and officers.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,





                                          Alvin R. Albe, Jr.
                                          President

                   TCW Galileo Latin America Equities Fund
                            865 South Figueroa Street
                                   Suite 1800
                              Los Angeles, CA 90017
                                 1-800-FUND-TCW

                  Notice of Special Meeting of Shareholders of
                     TCW Galileo Latin America Equities Fund
                           Scheduled For July 18, 2001

To the Shareholders:

      A Special Meeting of Shareholders of the TCW Galileo Latin America Equities Fund ("Special Meeting") is scheduled for July 18, 2001 at 8:30 a.m. local time, at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

      The purposes of the Special Meeting of the TCW Galileo Latin America Equities Fund are as follows:

      1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the TCW Galileo Latin America Equities Fund by TCW Galileo Emerging Markets Equities Fund in exchange for Class I shares of TCW Galileo Emerging Markets Fund and the subsequent liquidation of the TCW Galileo Latin America Equities Fund; and

      2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

      Shareholders of record at the close of business on May 25, 2001 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                          By Order of the Board of Directors




                                          Philip K. Holl
                                          Secretary

[DATE]

                                TABLE OF CONTENTS

                                                                            Page

INTRODUCTION.................................................................1

SUMMARY......................................................................2

INVESTMENT OBJECTIVES AND POLICIES...........................................4
   Comparison of Investment Objectives and Strategies........................4
   Comparison of Portfolio Characteristics...................................5
   Relative Performance......................................................6
   Comparison of Investment Techniques and Risks of the Funds................6

COMPARISON OF FEES AND EXPENSES.............................................10

ADDITIONAL INFORMATION ABOUT EMERGING MARKETS EQUITIES FUND.................11
   Investment Personnel.....................................................11
   Performance of Emerging Markets Equities Fund............................11

ADDITIONAL INFORMATION ABOUT LATIN AMERICA EQUITIES FUND....................13
   Investment Personnel.....................................................13
   Performance of Emerging Markets Equities Fund............................13

INFORMATION ABOUT THE REORGANIZATION........................................15

ADDITIONAL INFORMATION ABOUT THE FUNDS......................................16

GENERAL INFORMATION ABOUT THE PROXY STATEMENT...............................17
   Solicitation of Proxies..................................................17
   Voting Rights............................................................17
   Other Matters to Come Before the Special Meeting.........................18
   Shareholder Proposals....................................................18
   Reports to Shareholders..................................................18

APPENDIX A.................................................................A-1

APPENDIX B.................................................................B-1

APPENDIX C.................................................................C-1

APPENDIX D.................................................................D-1

APPENDIX E.................................................................E-1

                           PROXY STATEMENT/PROSPECTUS
                Special Meeting of Shareholders Scheduled for

                                     [DATE]

                         Latin America Equities Fund
                   (a series of the TCW Galileo Funds Inc.)

                       Relating to the Reorganization into

                        Emerging Markets Equities Fund
                   (a series of the TCW Galileo Funds Inc.)

                (collectively, the "Funds" and each, a "Fund")

                                  INTRODUCTION

      This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of TCW Galileo Funds Latin America Equities Fund (the "Latin America Equities Fund") to the TCW Galileo Funds Emerging Markets Equities Fund (the "Emerging Markets Equities Fund" or "Surviving Fund") in exchange for shares of Emerging Markets Equities Fund (the "Reorganization"). Latin America Equities Fund would then distribute the shares of the Emerging Markets Equities Fund it received in the exchange to its shareholders. The result would be a liquidation of the Latin America Equities Fund. You will receive shares of the Emerging Markets Equities Fund having an aggregate value equal to the aggregate value of the shares you held of the Latin America Equities Fund, as of the close of business on the business day of the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganization through which these transactions would be accomplished.

      Because you, as a shareholder of Latin America Equities Fund, are being asked to approve a transaction that will result in your holding of shares of Emerging Markets Equities Fund, this Proxy Statement also serves as a Prospectus for the Emerging Markets Equities Fund.

      This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Emerging Markets Fund that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Emerging Markets Equities Fund, see the Prospectus (the "Emerging Markets Equities Fund Prospectus") and the Statement of Additional Information ("SAI") for Emerging Markets Equities Fund each dated March 1, 2001, which are incorporated herein by reference and which may be obtained, without charge, by calling 1-800-FUND-TCW. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual reports for Emerging Markets Equities Fund and the Latin America Equities Fund, each dated October 31, 2000, is incorporated herein by reference. You may receive a copy of the most recent annual and semi-annual reports for either of the Funds, without charge, by calling 1-800-FUND-TCW. An SAI dated [ ] containing additional information about the Reorganization and the parties thereto, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the SAI relating to the Reorganization is available upon request and without charge by calling 1-800-FUND-TCW.

      You can copy and review information about each Fund (including the SAI) at the Securities and Exchange Commission's ("Commission") Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102

The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                     SUMMARY

      You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Emerging Markets Equities Fund Prospectus, the Latin America Equities Fund Prospectus, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix B.

      The Proposed Reorganization. On February 21, 2001, the Board of Directors of TCW Galileo Funds, Inc. on behalf of the Latin America Equities Fund, approved an Agreement and Plan of Reorganization with respect to the Latin America Equities Fund (the "Reorganization Agreement"). Subject to shareholder approval, the Reorganization Agreement provides for:

o the transfer of all of the assets of the Latin America Equities Fund to the Emerging Markets Equities Fund, in exchange for shares of the Emerging Markets Equities Fund;

o the assumption by the Emerging Markets Equities Fund of all of the liabilities of the Latin America Equity Fund;

o the distribution of the Emerging Markets Equities Fund's shares to the shareholders of the Latin America Equities Fund; and,

o     the complete liquidation of the Latin America Equities Fund.

      The Reorganization is expected to be effective upon the close of business on July 31, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Class I Shares of the Latin America Equities Fund, would become a shareholder of Class I shares of the Emerging Markets Equities Fund.

      Each shareholder would hold, immediately after the Closing, Class I shares of the Emerging Markets Equities Fund having an aggregate value equal to the aggregate value of the Class I shares of the Latin America Equities Fund held by that shareholder as of the close of business on the business day of the Closing.

      The proposed Reorganization is designed to provide investors with the ability to invest in a broader market of emerging market securities without being limited to a particular geographical area. It was also determined by management that the Latin America Equities Fund has not attracted sufficient assets to become a viable mutual fund. The proposed Reorganization will allow the more viable surviving Fund with a greater asset base to participate in greater investment opportunities and to potentially take larger portfolio positions.

      In considering whether to approve the Reorganization, you should note that:

o The Funds have identical investment objectives and similar investment policies, however, certain important differences are highlighted below.

o Both Funds invest principally in international equity securities of emerging markets. The Emerging Markets Equities Fund may invest at least 65% of its total assets without limit as to geographical location in emerging and developing countries in all parts of the world, while the Latin America Equities Fund is required to invest at least 65% of its total assets in equity securities of Latin American countries.

o The Latin America Equities Fund has only approximately $2.0 million in total assets, and its small size makes it difficult for management to adequately diversify the Fund.

o The proposed Reorganization is expected to result in a reduction in total operating expenses for shareholders of the Latin America Equities Fund. For example, the operating expenses, expressed as a percentage of net asset value per share of Class I shares, are as follows:

      o  Expenses  of the Latin  America  Equities  Fund  before a      5.40%
         voluntary reduction of the management fee and assumption of certain fund expenses by the adviser
         (based on the fiscal year ended October 31, 2000).

      o  Expenses  of the  Latin  America  Equities  Fund  after a      1.76%
         voluntary reduction of the management fee and assumption of certain fund expenses by the adviser
         (based on the fiscal year ended October 31, 2000).

      o  Expenses of the Emerging  Markets Equities Fund (based on
         the fiscal year ended October 31, 2000):                       1.47%

      o  Projected  expenses of the Emerging Markets Equities Fund
         after the Reorganization (Pro Forma):                          1.68%

o Even after giving effect to the voluntary fee reduction and assumption of certain fund expenses by the adviser, the total expense ratio of the Emerging Markets Equities Fund is less than that of the Latin America Equities Fund.

o TCW Investment Management Company, 865 South Figueroa Street, Suite 1800 Los Angeles California 90017 is the investment adviser to both Funds. The Funds also have a common co-portfolio manager. In addition, TCW Investment Management Company has retained TCW London International Limited as a subadviser for the Emerging Markets Equities Fund.

o Approval of the Reorganization Agreement requires the vote of a majority of the shares present in person or by proxy of Latin America Equities Fund.


      After careful consideration, the Board of Directors of the TCW Galileo Funds, Inc. on behalf of the Latin America Equities Fund, unanimously approved the proposed Reorganization. The Board recommends that you vote "FOR" the proposed Reorganization.

                       INVESTMENT OBJECTIVES AND POLICIES

Comparison of Investment Objectives and Strategies

--------------------------------------------------------------------------------------
                           Latin America Equities Fund  Emerging Markets Equities Fund
--------------------------------------------------------------------------------------
Investment Objective       Seeks long-term capital      Seeks long-term capital
                           appreciation.                appreciation.
--------------------------------------------------------------------------------------
Primary Investment         o  Normally  invests  at     o Normally   invests  at
Strategies                    least 65% of its  assets    least  65% of its  assets
                              in    Latin     American    in equity  securities  of
                              equity  securities.  The    companies   in   Emerging
                              Fund  generally  invests    Market  countries  around
                              its   assets   among  at    the   world.   The   Fund
                              least     three    Latin    generally   invests   its
                              American   countries  at    assets   among  at  least
                              all  times.   Generally,    five   Emerging    Market
                              95%   of   the    Fund's    countries.
                              investments          are
                              invested    in    equity  o The  Fund may also use
                              securities   of  issuers    options,         futures,
                              in    Brazil,    Mexico,    foreign  currency futures
                              Argentina,        Chile,    and  forward   contracts.
                              Colombia,    Peru    and    These    practices    are
                              Venezuela.                  primarily  used to  hedge
                                                          the   Fund's   portfolio,
                           o  The   Fund  may  also       but   may  be   used   to
                              use  options,   futures,    increase returns.
                              foreign         currency
                              futures    and   forward  o The  Fund may also use
                              contracts.         These    convertible          debt
                              practices  are primarily    securities    which   are
                              used   to   hedge    the    rated  below   investment
                              Fund's  portfolio,   but    grade.
                              may be used to  increase
                              returns.

                           o  The Fund may also use
                              convertible debt securi-
                              ties which are rated
                              below investment grade.


Investment Adviser         TCW Investment Management   TCW Investment Management
                           Company                     Company


Sub-adviser                N/A                         TCW London International,
                                                       Limited


Portfolio Managers         Michael P. Reilly           Saker Nusseibeh and Michael
                                                       P. Reilly

      As you can see from the chart above, the Fund's investment objectives are identical and their strategies are similar.

Comparison of Portfolio Characteristics

      The following table compares certain characteristics of the portfolios of the Funds as of the end of their last fiscal year, October 31, 2000:

------------------------------------------------------------------------------------------------------------------------------------
                        Latin America Equities Fund                             Emerging Markets Equities
                                                                                Fund
------------------------------------------------------------------------------------------------------------------------------------
Net Assets              $3,115,175                                              $35,406,157

Number of Holdings      50                                                      99

Portfolio Turnover      57.44%                                                  84.76%
  Rate

As a percentage of
net assets:

Emerging Market
Equity Securities       97.9%                                                   95.1%

Debt Securities         3.3%                                                    5.7%

Top 5 Industries        Telephone Communications (excl. radio) -22.4%           Banking and Financial Services - 12.5%
(as a % of net assets)  Banking and Financial Services - 14.5%%                 Telephone Communications (exc. radio) - 10.3%
                        Beverages, Food and Tobacco - 14.1%                     Communications-9.7%
                        Energy and Oil Services -8.8%                           Electronics - 9.2%
                        Retail - 8.6%                                           Industrial-Diversified - 6.4%


Top 5 Countries         Mexico- 45.7%                                           South Korea - 12.3%
(as a % of net          Brazil- 41.7%                                           Hong Kong - 11. 6%
assets)                 Argentina - 5.9%                                        Mexico - 11.1%
                        Chile - 3.5%                                            Brazil - 10.7%
                        Venezuela - .7%                                         South Africa - 10.7%


Top 10 equity           Telephonos de Mexico (ADR) - 16.2%                      Taiwan Semiconductor Manufacturing
holdings                                                                        Company (local shares) - 5.77%
(as a % of net          Walmart de Mexico (series C) - 7.2%                     China Telecom - 4.7%
assets)                 Petroleo Brasileiro (preferred) - 5.4%                  Telephonos de Mexico - 4.5%
                        Groupo Televisa, S.A. (GDR) -5.4%                       Pohang Iron and Steel - 4.1%
                        Banco Itau, S.A. - 4.3%                                 South Korea Telecom - 3.9%
                        Telecommunicacoes Brasileiras (preferred)(ADR)-3.9%     Videsh Sachar Nigam Ltd - 2.6%
                        Grupo Financiero Banamex, S.A. (Series 0) - 3.4%        Legend Holdings - 2.3%
                        Petroleo Brasileiro, S.A. (ADR) - 3.4%                  Huaneng Power International - 2.3%
                        Grupo Modelo- (Series C) - 3.36%                        Cosco Pacific ltd. - 2.26%
                        Tele Norte Leste Participacoes (preferred) - 3.1%       PetroChina Company - 2.2%


Relative Performance

The following table shows, for the periods shown below, the average annual total return for: (a) Class I shares of Latin America Equities Fund; (b) The MSCI Total Return Gross USD LAF Index (c) Class I shares Emerging Markets Equities Fund; and (d) the MSCI Emerging Markets Equity Index. An index has an inherent performance advantage over a Fund since it has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Each Fund's past performance is not an indication of its future performance.


                                                                         MSCI
                                        MSCI Total                     Emerging
                                        Return Gross    Emerging        Markets
                      Latin America      USD LAF        Markets          Equity
Year/Period Ended     Equities Fund       Index       Equities Fund    Index (2)
-----------------     -------------    -------------  -------------    ---------
12/31/2000               -18.64%         -16.56%         -31.93%         -30.61%
1/1/2001 - 3/31/2001     -7.48%         -2.21%           -7.41%          -5.47%

----------
(1) The MSCI Total Return Gross USD LAF Index is an unmanaged index that measures the performance of securities of 7 Latin American countries including Argentina, Brazil, Mexico, Peru, Chile, Colombia, and Venezuela.

(2) The MSCI Emerging Markets Equity Index is an unmanaged index that measures the performance of securities listed on exchanges in emerging markets.

Comparison of Investment Techniques and Risks of the Funds

      Because the Funds have investment objectives that are identical and policies that are similar in many respects, many of the risks of investing in the Emerging Markets Equities Fund are similar to the risks of investing in the Latin America Equities Fund. Both Funds seek long term capital appreciation. A principal risk of an investment in each of the Funds is that you may lose money on your investment. Each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect the volatility of each Fund's shares.

      Foreign Investing. Both Funds invest in foreign securities. Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

      One risk of foreign investing is currency risk. While the price of a Fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

      As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States. Foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

      Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, both Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty.

      Emerging Market Countries. Both Funds invest in securities of emerging markets. The Latin America Equities Fund concentrates in investments in Latin America while the Emerging Markets Equities Fund may diversify across many regions. Because the Emerging Markets Equities Fund may invest in a broader range of countries, it may be subject to lower risk than the Latin America Equities Fund. Investing in emerging market countries involves substantial risk due to limited information; higher brokerage costs; different accounting standards; thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; and expropriation, nationalization or other adverse political or economic developments.

      Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

      The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

      In addition, emerging market countries' exchanges and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

      Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in developed countries such as the United States, Canada, Australia, New Zealand, Japan and certain Western European countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which funds invest and adversely affect the value of a fund's assets.

      In certain emerging market countries, governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

      Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

      Fixed Income Securities. Both Funds may invest in fixed income securities that are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk". These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

      "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.

      Both Funds may invest in debt instruments rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a fund's investment objective will be more dependent on the adviser's analysis than would be the case if the fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the adviser to value accurately certain portfolio securities.

      "Interest Rate Risk" refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

      Sovereign Debt. Both Funds may also invest in the sovereign debt of emerging market countries. Political conditions, in terms of a country or agency's willingness to meet the terms of the obligation are of considerable significance. Investors should be aware that sovereign debt instruments in which these Funds may invest involve great risk, and are deemed to be below investment grade by national statistical ratings organizations such as Moody's Investors Service, Inc. and Standard & Poors Corporation. Sovereign debt generally offers high yield, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Mexico and certain other emerging market countries are among the largest debtors to commercial banks and foreign governments. A foreign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject.

      In recent years, some of the emerging market countries in which the Funds invest have encountered difficulties in servicing their debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extended new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

      The ability or willingness of the governments and other emerging market countries to make timely payments on their sovereign debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could extinguish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

      The occurrence of political, social and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Funds' investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of their holdings.

      As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

      Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds' net asset values, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market

      Non-Diversified Status. Each Fund is non-diversified for the purposes of the Investment Company Act of 1940 ("1940 Act"), and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Funds are not subject to the general limitation that they not invest more than 5% of their total assets in the securities of any one issuer.

      To the extent that the Funds make investments in excess of 5% of their assets in a particular issuer, their exposure to credit and market risks associated with that issuer is increased. However, the Funds' investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

      Because a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

      Temporary Defensive Strategies. For both Funds, when the adviser to the Funds or subadviser to the Emerging Markets Equities Fund anticipates unusual market or other conditions, the Funds may temporarily depart from their principal investment strategies as a defensive measure. The adviser or sub-adviser may temporarily invest up to 100% of the assets in high quality short- term money market instruments if it believes adverse economic conditions such as excessive volatility or sharp market declines, justify taking a defensive posture. To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

      Sale of Securities. Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of the Latin America Equities Fund that are transferred to the Emerging Markets Equities Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for the Emerging Markets Equities Fund, and the realization of taxable gains and losses for the Emerging Markets Equities Fund.


                         COMPARISON OF FEES AND EXPENSES

      The following discussion describes and compares the fees and expenses of the Latin America Equities Fund with the Emerging Markets Equities Fund.

      Annual Fund Operating Expenses. The operating expenses of Emerging Markets Equities Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio") are lower than those of the Latin America Equities Fund, which was 5.40%, before the waiver, for the fiscal year ended October 31, 2000. For the fiscal year ended October 31, 2000, the operating expenses for shares of the Emerging Markets Equities Fund was 1.47%.

      The adviser voluntarily agreed to reduce its fee and paid certain the operating expenses for the Latin America Equities Fund such that the ordinary operating expenses for the Latin America Equities Fund is limited to the average of the total expense ratios as reported by Lipper Analytical Services, Inc. for the Fund's respective investment objective. During the fiscal year ended on October 31, 2000, shareholders of the Latin America Equities Fund paid operating expenses of 1.76% as a result of the waiver and assumption of expenses.

      Management Fee. The Latin America Equities Fund and the Emerging Markets Equities Fund have the same annual management fee of 1.00% of the Fund's average daily net assets.

      Distribution and Service Fees. Neither Fund charges a distribution (12b-1) fee or a service fee. Neither Fund charges a contingent deferred sales load.

      Expense Table. The current expenses of each of the Funds and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are annualized based upon the operating expenses incurred by Class I shares of the Emerging Markets Equities Fund and by Class I shares of the Latin America Equities Fund for the calendar year ended October 31, 2000. Pro forma fees show estimated fees of Emerging Markets Equities Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

                  Annual Fund Operating Expenses (unaudited) (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)

                                        Distribution
                                        (12b-1) And
                                        Shareholder                   Total Fund
                           Management    Servicing        Other        Operating
                             Fees          Fees           Expenses      Expenses
                           ----------   ------------      --------     ---------
Class I
 Latin America Equities       1.00%        N/A          4.40%           5.40%(2)
    Fund(1)
 Emerging Markets             1.00%        N/A          0.47%           1.47%
    Equities Fund(1)
 Surviving Fund after
    Reorganization (Pro       1.00%        N/A          0.68%           1.68%
    Forma)(3)

----------
(1) Based upon expenses incurred by the Fund for the fiscal year ended October 31, 2000.

(2) For the fiscal year ended October 31, 2000, the adviser voluntarily reduced its fee and paid operating expenses of the Latin America Equities Fund, so that the Fund's total operating expenses were 1.76%.

(3)   Pro forma expenses are estimated.


      Examples. The examples are intended to help you compare the cost of investing in each of the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. The figures shown are the same whether or not you sold your shares at the end of the period. Actual costs may be higher or lower. The example is for comparison purposes only.


                                             Emerging                     Pro Forma:
         Latin America Equities Fund   Markets Equities Fund          the Funds Combined*
        ----------------------------  -------------------------   --------------------------

           1     3       5    10       1      3      5     10       1      3     5     10
         Year  Years   Years Years    Year   Years  Years  Years   Year   Years Years  Years
        -----  -----   ----- -----    ----   -----  -----  -----   ----   ----- -----  -----
Class I $539  $1,610  $2,673 $5,293   $150   $465   $803  $1,757   $171   $530  $913   $1,987

----------
*     Estimated.


          ADDITIONAL INFORMATION ABOUT EMERGING MARKETS EQUITIES FUND

Investment Personnel

      Emerging Markets Equities Fund is managed by Michael P. Reilly, Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West. The other individual responsible for management is Saker A. Nusseibeh, Managing Director and Executive Vice President of TCW London International, Ltd and Managing Director of TCW Asset Management Company since July 1996. Previously, he was Director of Mercury Asset Management in London.

Performance of Emerging Markets Equities Fund

      The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad-based securities index. Both the bar chart and the table assume reinvestment of dividends and distributions. The performance information includes the performance of the Fund's predecessor limited partnership, which was managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance might have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                   Calendar Year By Year Total Returns(1)

                            [Bar Chart appears here]

                    -22.95%  -8.89%   16.43%   0.15%   -33.60%   88.23%  -31.93%

1991   1992   1993   1994     1995     1996     1997     1998     1999      2000

------------
(1) The Emerging Markets Equities Fund commenced operations on June 1, 1993. During the period shown in the chart, the Fund's best quarterly performance was 39.09% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was -24.90% for the quarter ended September 30, 1998. The Fund's total return for the period January 1, 2001 to March 31, 2001 was -7.41%.

      The table below shows what the average annual total returns of Emerging Markets Equities Fund would equal if you averaged out actual performance over various lengths of time, compared to the MSCI Emerging Markets Equity Index. The MSCI Emerging Markets Equity Index is an unmanaged index and has an inherent performance advantage over Emerging Markets Equities Fund since it has no cash in its portfolio, and incurs no operating expenses or management fees. An investor cannot invest directly in an index. The Emerging Markets Equities Fund's performance reflected in the table below assumes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
Average Annual Total Returns for the periods ended December 31, 2000
--------------------------------------------------------------------------------
                                                                       Since
                                                1 Year     5 Years  Inception(3)
                                                -------    -------  ------------

Emerging Markets Equities Fund - Class I(1)     -31.93%    -0.16%      1.58%
MSCI Emerging Markets Equity Index (2)          -30.61%    -4.17%      6.90%

---------------
(1)   No sales charge.

(2) The MSCI Emerging Markets Index is an unmanaged index that measures the performance of securities listed on exchanges in emerging markets.

(3) Emerging Market Equities Fund commenced operations on June 1, 1993.


      For a discussion by the adviser regarding the performance of the Emerging Markets Equities Fund for the year ended October 31, 2000, see Appendix A to this Proxy Statement/Prospectus. Additional information regarding the Emerging Markets Equities Fund is included in Appendix D to this Proxy
Statement/Prospectus.


           ADDITIONAL INFORMATION ABOUT LATIN AMERICA EQUITIES FUND

Investment Personnel

      Latin America Equities Fund is managed by Michael P. Reilly, Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West.

Performance of Latin America Equities Fund

      The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart shows you how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of a broad-based securities index. Both the bar chart and the table assume reinvestment of dividends and distributions. The performance information includes the performance of the Fund's predecessor limited partnership, which was managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance might have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                      Calendar Year By Year Total Returns (1)

                            [Bar Chart appears here]


      27.90%  53.53%  -22.19%  -19.72%  24.40%  33.59%  -38.59%  58.31%  -18.64%

1991   1992    1993    1994     1995     1996    1997     1998     1999     2000

(1) The Latin America Equities Fund commenced operations on July 1, 1991. During the period shown in the chart, the Fund's best quarterly performance was 42.83% for the quarter ended December 31, 1999, and the Fund's worst quarterly performance was -29.09% for the quarter ended March 31, 1995. The Fund's total return for the period January 1, 2001 to March 31, 2001 was -7.48%.

      The table below shows what the average annual total returns of Latin America Equities Fund would equal if you averaged out actual performance over various lengths of time, compared to the MSCI Total Return Gross USD LAF Index. The MSCI Total Return Gross USD LAF Index is an unmanaged index and has an inherent performance advantage over the Latin America Equities Fund since it has no cash in its portfolio, and incurs no operating expenses or management fees. An investor cannot invest directly in an index. The Latin America Equities Fund's performance reflected in the table below assumes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
Average Annual Total Returns for the periods ended December 31, 2000
--------------------------------------------------------------------------------
                                                                      Since
                                                1 Year     5 Years  Inception(3)
                                                -------    -------  ------------
Latin America Equities Fund - Class I (1)       -18.64%    5.62%      6.98%
MSCI Total Return Gross USD LAF Index (2)       -16.56%    6.16%      9.95%

---------------
(1)   No sales charge.

(2) The MSCI Total Return Gross USD LAF Index is an unmanaged index that measures the performance of securities of 7 Latin American countries including Argentina, Brazil, Mexico, Peru, Chile, Colombia, and Venezuela.

(3) Latin America Equities Fund commenced operations on July 1, 1991.


      For a discussion by the adviser regarding the performance of the Latin America Equities Fund for the year ended October 31, 2000, see Appendix B to this Proxy Statement/Prospectus. Additional information regarding the Emerging Markets Equities Fund is included in Appendix D to this Proxy
Statement/Prospectus.

                      INFORMATION ABOUT THE REORGANIZATION

      The Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization (the "Reorganization Agreement") provides for the transfer of all of the assets and liabilities of the Latin America Equities Fund to the Emerging Markets Equities Fund in exchange for shares of the Emerging Market Equities Fund. The Latin America Equities Fund will distribute the shares of the Emerging Markets Equities Fund received in the exchange, to the shareholders of the Latin America Equities Fund and then Latin America Equities Fund will be liquidated.

      After the Reorganization, each shareholder of the Latin America Equities Fund will own shares in Emerging Markets Equities Fund having an aggregate value equal to the aggregate value of the shares in the Latin America Equities Fund held by that shareholder as of the close of business on the business day of the Closing. Shareholders of Classes I shares of the Latin America Equities Fund will receive Class I Shares of the Emerging Markets Equities Fund.

      In the interest of economy and convenience, shares of the Emerging Market Equities Fund generally will not be represented by physical certificates, unless requested in writing.

      Until the Closing, shareholders of the Latin America Equities Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Emerging Markets Equities Fund for the redemption of its shares.

      The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Latin America Equities Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

      Reasons for the Reorganization. The proposed Reorganization is designed to provide investors with the ability to invest in a broader market of emerging market securities without being limited to a particular geographical area. It was also determined by management that the Latin America Equities Fund has not attracted sufficient assets to become a viable mutual fund. The proposed Reorganization will allow the more viable surviving Fund with a greater asset base to participate in greater investment opportunities and to potentially take larger portfolio positions.

      The proposed Reorganization was presented to the Board of Directors of TCW Galileo Funds, Inc., on behalf of the Latin America Equities Fund for consideration and approval at a meeting held on February 21, 2001. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (in the 1940 Act) determined that the interests of the shareholders of the Latin America Equities Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Latin America Equities Fund and its shareholders.

      The Reorganization will allow the Latin America Equities Fund's shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve long-term capital appreciation through investments in equity securities and equity equivalents of companies in emerging markets throughout the world. Subject to restrictions of various funds, as shareholders of the Emerging Markets Equities Fund (a former Latin America Equities Fund Shareholder) will be able to exchange into other mutual funds in TCW Galileo Funds group for the same class of shares.

Board Considerations. The Board of Directors, on behalf of the Latin America Equities Fund, in recommending the proposed transaction, considered a number of factors, including the following:

      (1) expense ratios and information regarding fees and expenses of Latin America Equities Fund and Emerging Markets Equities Fund;

      (2) the ability of the shareholders of the Latin American Equities Fund to continue to participate in a fund that invests in Latin American securities;

      (3) the Reorganization would not dilute the interests of Latin America Equities Fund's current shareholders;

      (4) the similarity of the Emerging Markets Equities Fund's investment objectives, policies and restrictions with those of Latin America Equities Fund;

      (5) the relative size of the Funds and whether performance and investment flexibility have the potential to be enhanced if the assets of each of the Funds are combined; and,

      (6) the costs borne by the Emerging Markets Equities Fund, its shareholders and the Latin America Equities Fund and its shareholders.

      The Directors of TCW Galileo Funds, Inc. on behalf of the Latin America Equities Fund, recommend that shareholders approve the Reorganization with the Emerging Markets Equities Fund.

     Tax Considerations. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Latin America Equities Fund nor its shareholders nor the Emerging Markets Equities Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Emerging Markets Equities Fund, the Latin America Equities Fund and the TCW Galileo Funds, Inc.

      Immediately prior to the Reorganization, the Latin America Equities Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Latin America Equities Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Latin America Equities Fund's shareholders.

      Expenses of the Reorganization. TCW Investment Management Company, investment adviser to both the Emerging Markets Equities Fund, and the Latin America Equities Fund will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses related to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Commission. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on its relative net asset values immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

      Form of Organization. The Emerging Markets Equities Fund and the Latin America Equities Fund are both series of the TCW Galileo Funds, Inc. which is a Maryland corporation. TCW Galileo Funds, Inc. is governed by a Board of Directors consisting of seven members.

      Distributor. TCW Brokerage Services. (the "Distributor"), whose address 865 South Figueroa Street, Suite 1800, Los Angeles California 90017 serves as the non-exclusive distributor for both Funds.

      Dividends and Other Distributions. Both the Emerging Markets Equities Fund and the Latin America Equities Fund pay dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the particular Fund, unless the shareholder elects to receive distributions in cash.

      Capitalization. The following table shows on an unaudited basis the capitalization of each of the Funds as of March 30, 2001 and on a pro forma basis as of March 30, 2001 giving effect to the Reorganization:


                                                        Net Asset
                                             Net          Value        Shares
                                            Assets      Per Share    Outstanding
                                         ------------   ---------    -----------
Latin America Equities Fund
Class I                                  $ $1,709,789     $   9.89      172,880

Emerging Markets Equities Fund
Class I                                  $ 30,447,152     $   6.75    4,510,689

Pro Forma - Emerging Markets Equities
Fund (including Latin America Equities
Fund)
Class I                                  $ 32,156,936     $   6.75    4,763,990



                GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

      Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about [insert date]. Shareholders of the Latin America Equities Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of TCW Galileo Funds, Inc. and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Latin America Equities Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of the TCW Galileo Funds, Inc. that may be presented at the Special Meeting.

Voting Rights

      Shareholders of the Latin America Equities Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

      Shareholders of Latin America Equities Fund at the close of business on May 25, 2001 (the "Record Date") will be entitled to be present and give voting instructions for the Latin America Equities Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, [number of shares] shares of the Latin America Equities Fund were outstanding and entitled to vote.

      Approval of the Reorganization requires the vote of a majority of the Shares present in person or by proxy of the Latin America Equities Fund.

      The holders of one-third of the outstanding shares shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the Special Meeting from time to time until a quorum is present.

      If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will not have the same effect as a vote against the Reorganization.

      The Latin America Equities Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, TCW Galileo Funds, Inc. understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

      To the knowledge of TCW Galileo Funds, Inc., as of April 1, 2001, no current Director owned 1% or more of the outstanding shares of Latin America Equities Fund, and the officers and Directors owned, as a group, less than 1% of the shares of the Latin America Equities Fund.

       Appendix D hereto lists the persons that, as of [ ], owned beneficially or of record 5% or more of the outstanding shares of any Class of the Latin America Equities Fund or Emerging Markets Equities Fund.

Other Matters to Come Before the Special Meeting

      TCW Galileo Funds, Inc. does not know of any matters to be presented at the Special Meeting other than those described in this Proxy
Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals

      TCW Galileo Funds, Inc. is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by TCW Galileo Funds, Inc.'s management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Reports to Shareholders

      TCW Galileo Funds, Inc. will furnish, without charge, a copy of the most recent Annual Report regarding the Latin America Equities Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to TCW Galileo Funds, Inc. at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling 1-800-FUND-TCW.

      In order that the presence of a quorum at the meeting may be assured, prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.





                                                Philip K. Holl
                                                Secretary

[date]
865 South Figueroa Street, Suite 1800
Los Angeles CA 90017

                                                                      APPENDIX A

Set forth below is an excerpt from Emerging Markets Equities Fund's Annual Report, dated October 31, 2000.

                             MANAGEMENT DISCUSSIONS

      The total return earned by the TCW Galileo Emerging Markets Equities Fund (the "Fund") during the fiscal year ended October 31, 2000, was a negative 3.30%. This compares favorably to the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Total Return Gross US$ Emerging Markets Free Index, which posted negative 8.81% return for the same period. The Fund also outperformed the International Finance Corporation (IFC) Investable Total Return Emerging Markets Composite Index, which posted a negative 10.1% return for the twelve months ended October 31, 2000.

      Following a breathtaking rally toward the end of 1999, most emerging markets regions continued to post modest gains in the first few months of the 2000. However, the Y2K relief was short-lived and gave way to concerns about higher U.S. interest rates, tighter global liquidity, and rapidly decelerating U.S. economic growth--all of which suggest a weaker global growth outlook for 2001. Although global stock prices later rebounded on signs that the U.S. economy might achieve a soft-landing, the markets consolidated in September due to concerns about rising crude oil prices. While higher crude oil prices benefit oil-exporting countries, slower global economic growth that could result from higher crude oil prices would clearly be a negative development for the asset class.

      The Fund maintained a slight underweight position in Latin America and Asia Pacific, with a neutral allocation to the EMEA region (emerging Europe, Middle East, Africa). Latin American holdings continued to focus on blue-chip companies exhibiting strong and reliable cash flow generation, as well as companies with low leverage and quality management. In Asia, the Fund reduced its exposure to Internet and other richly valued technology stocks in favor of interest rate sensitive securities, including banking and property stocks. The Fund also continued to avoid the markets of Southeast Asia due to political risks and concerns about corporate governance.

      Despite the stock market turbulence witnessed in the world's emerging markets so far this year, the medium-term outlook for appears to remain sound. In the near-term, most emerging markets are likely to continue to take their direction from U.S. monetary policy and the behavior of U.S. stock markets. Given that recent declines have been attributed to concerns about high oil prices and slowing global growth, confirmation of a "soft-landing" of the U.S. economy would likely provide a more constructive external environment for developing economies and the performance of the asset class.

                  TCW GALILEO EMERGING MARKETS EQUITIES FUND



                        AVERAGE ANNUALIZED TOTAL RETURN(1)

-YEAR                   3-YEAR            5-YEAR               SINCE INCEPTION
(3.30)%                (2.89)%            1.45%                          2.20%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  IFC INVESTABLE               MSCI TOTAL RETURN
              FUND        EMERGING MARKETS INDEX           EMERGING MARKETS FREE

Jun  93   $254,500                      $257,096                      $257,413
Jul  93   $259,794                      $265,079                      $264,211
Aug  93   $278,005                      $286,604                      $286,521
Sep  93   $283,815                      $298,140                      $297,002
Oct  93   $320,371                      $323,238                      $323,649
Nov  93   $335,973                      $343,730                      $337,970
Dec  93   $404,276                      $402,451                      $393,837
Jan  94   $408,562                      $405,236                      $401,000
Feb  94   $380,330                      $394,715                      $393,867
Mar  94   $337,733                      $354,902                      $358,226
Apr  94   $332,407                      $348,159                      $351,061
May  94   $340,395                      $356,348                      $363,074
Jun  94   $321,758                      $343,593                      $353,068
Jul  94   $336,591                      $368,278                      $375,022
Aug  94   $371,960                      $415,620                      $421,566
Sep  94   $376,903                      $425,935                      $426,355
Oct  94   $370,059                      $411,929                      $418,663
Nov  94   $352,944                      $396,093                      $396,897
Dec  94   $311,487                      $353,484                      $365,018
Jan  95   $273,834                      $306,831                      $326,184
Feb  95   $269,270                      $302,864                      $317,817
Mar  95   $265,467                      $302,077                      $319,836
Apr  95   $275,736                      $314,754                      $334,183
May  95   $292,470                      $326,535                      $351,962
Jun  95   $289,809                      $328,494                      $353,004
Jul  95   $300,077                      $338,947                      $360,929
Aug  95   $293,232                      $329,862                      $352,425
Sep  95   $287,907                      $327,362                      $350,751
Oct  95   $273,454                      $315,010                      $337,324
Nov  95   $273,454                      $313,435                      $331,310
Dec  95   $283,810                      $324,341                      $346,004
Jan  96   $310,513                      $351,516                      $370,597
Feb  96   $301,359                      $343,711                      $364,705
Mar  96   $307,082                      $348,730                      $367,546
Apr  96   $323,867                      $362,795                      $382,240
May  96   $326,918                      $359,606                      $380,532
Jun  96   $325,774                      $363,878                      $382,906
Jul  96   $305,244                      $339,970                      $356,739
Aug  96   $317,453                      $350,512                      $365,871
Sep  96   $317,834                      $355,679                      $369,040
Oct  96   $312,110                      $348,041                      $359,197
Nov  96   $322,029                      $353,189                      $365,217
Dec  96   $330,443                      $354,754                      $366,868
Jan  97   $353,446                      $379,793                      $391,892
Feb  97   $367,248                      $398,396                      $408,677
Mar  97   $357,663                      $388,415                      $397,941
Apr  97   $358,045                      $381,821                      $398,645
May  97   $376,828                      $394,803                      $410,055
Jun  97   $406,730                      $411,850                      $432,001
Jul  97   $418,118                      $415,827                      $438,451
Aug  97   $372,217                      $362,736                      $382,658
Sep  97   $382,245                      $374,537                      $393,261
Oct  97   $320,917                      $313,091                      $328,731
Nov  97   $317,445                      $298,514                      $316,736
Dec  97   $330,946                      $302,461                      $324,369
Jan  98   $305,873                      $282,628                      $298,929
Feb  98   $321,302                      $311,486                      $330,131
Mar  98   $330,173                      $323,700                      $344,458
Apr  98   $330,173                      $324,577                      $340,707
May  98   $287,746                      $284,086                      $294,017
Jun  98   $262,289                      $254,973                      $263,174
Jul  98   $274,963                      $265,141                      $271,520
Aug  98   $196,953                      $190,602                      $193,012
Sep  98   $196,953                      $199,776                      $205,255
Oct  98   $215,104                      $222,718                      $226,869
Nov  98   $221,669                      $239,471                      $245,737
Dec  98   $219,738                      $235,898                      $242,177
Jan  99   $217,036                      $230,444                      $238,270
Feb  99   $214,718                      $234,548                      $240,589
Mar  99   $236,730                      $261,655                      $272,296
Apr  99   $264,149                      $297,334                      $305,984
May  99   $263,377                      $292,009                      $304,203
Jun  99   $300,066                      $323,849                      $338,727
Jul  99   $294,271                      $319,144                      $329,524
Aug  99   $300,837                      $322,568                      $332,523
Sep  99   $297,362                      $313,591                      $321,270
Oct  99   $303,928                      $318,922                      $328,110
Nov  99   $342,934                      $347,593                      $357,529
Dec  99   $413,606                      $394,171                      $402,999
Jan  00   $403,952                      $394,723                      $405,401
Feb  00   $430,601                      $394,328                      $410,756
Mar  00   $423,651                      $400,085                      $412,761
Apr  00   $377,308                      $358,716                      $373,635
May  00   $363,793                      $348,708                      $358,189
Jun  00   $384,645                      $358,577                      $370,804
Jul  00   $352,977                      $341,329                      $351,734
Aug  00   $349,500                      $342,626                      $353,465
Sep  00   $316,675                      $312,132                      $322,600
Oct  00   $293,891                      $286,631                      $299,211

VALUE OF $250,000

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.  INCEPTION 6/1/93

------------
(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

                                                                      APPENDIX B

Set forth below is an excerpt from Latin America Equities Fund's Annual Report, dated October 31, 2000

                             MANAGEMENT DISCUSSIONS

The total return earned by the TCW Galileo Latin America Equities Fund (the "Fund") during the fiscal year ended October 31, 2000, was a positive 18.57%. This compares favorably to the Morgan Stanley Capital International (MSCI) Total Return Gross US$ Emerging Markets Free Index, which posted a positive 14.24% return for the same period. The Fund also outperformed the International Finance Corporation (IFC) Investable Total Return Emerging Markets Composite Index, which posted a positive 17.37% return for the twelve months ended October 31, 2000.

Following a breathtaking rally toward the end of 1999, most Latin American equity markets continued to post modest gains in the first few months of the 2000. However, the Y2K relief was short-lived and gave way to concerns about higher U.S. interest rates, tighter global liquidity, and rapidly decelerating U.S. economic growth -- all of which suggest a weaker global growth outlook for 2001. As a result, Latin American equity markets were not immune to sharp global volatility of equity markets witnessed during April and May. Although Latin equity prices later rebounded on signs that the U.S. economy might achieve a soft landing, the markets consolidated in September due to concerns about rising crude oil prices. While higher crude oil prices benefit oil-exporting countries such as Mexico and Venezuela, slower global economic growth that could result from higher crude oil prices would clearly be a negative development for the region. In the near-term, Latin America is likely to continue to take its direction from U.S. monetary policy and the behavior of U.S. stock markets. Key domestic developments will be the presidential transition in Mexico -- following its historic election -- and confidence in Brazil's ability to continue to lower interest rates and continue with strong economic growth.

The Fund continued to focus on blue-chip companies exhibiting strong and reliable cash flow generation, as well as companies with low leverage and quality management. The Fund's largest industry exposure continued to be telecommunications where earnings growth is being driven by increased subscribers of both fixed and cellular telephony and by increased usage of the Internet and business data networks. The Fund increased its exposure to the retail sector as consumer spending is expected to accompany the economic recovery in the region.

Despite the stock market turbulence witnessed in the Latin American markets so far this year, the outlook for corporate earnings growth remains solid in Mexico and Brazil, which account for the vast majority of the Fund's assets. Economic growth in Latin America is forecast to be 4.4% in 2000 after registering zero growth in 1999. Looking forward, the question is whether this positive momentum will continue into 2001. Given that recent declines have been attributed to concerns about high oil prices and slowing global growth, confirmation of a "soft landing" of the U.S. economy would likely provide a more constructive external environment for Latin American economies and the performance of the region's equity markets.

                   TCW GALILEO LATIN AMERICA EQUITIES FUND

                      AVERAGE ANNUALIZED TOTAL RETURN(1)

           1-YEAR       3-YEAR   5-YEAR    SINCE INCEPTION

           18.57%      (3.16)%    7.81%         7.55%
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FUND       IFC INVESTABLE    MSCI TOTAL RETURN
                         LATIN AMERICA        LATIN FREE
                             INDEX
Jul 91       $257,000         $273,535          $281,220
Aug 91       $274,990         $299,098          $300,363
Sep 91       $265,365         $294,672          $295,428
Oct 91       $286,462         $331,301          $315,963
Nov 91       $289,327         $318,477          $297,782
Dec 91       $294,534         $364,115          $341,351
Jan 92       $336,358         $424,541          $393,905
Feb 92       $391,521         $448,211          $427,710
Mar 92       $411,489         $449,367          $452,975
Apr 92       $395,441         $454,584          $450,996
May 92       $404,140         $456,586          $456,822
Jun 92       $340,286         $368,160          $368,249
Jul 92       $348,861         $370,646          $379,135
Aug 92       $328,976         $350,396          $351,700
Sep 92       $312,856         $335,434          $343,312
Oct 92       $345,706         $350,309          $365,017
Nov 92       $355,386         $347,831          $362,348
Dec 92       $376,709         $376,678          $387,140
Jan 93       $371,209         $365,651          $381,546
Feb 93       $352,649         $362,128          $379,726
Mar 93       $383,682         $392,962          $405,836
Apr 93       $369,578         $378,444          $385,650
May 93       $364,640         $383,510          $395,295
Jun 93       $382,624         $404,687          $420,198
Jul 93       $396,024         $416,276          $432,040
Aug 93       $428,466         $452,739          $469,195
Sep 93       $425,647         $460,117          $477,411
Oct 93       $458,090         $491,221          $496,330
Nov 93       $486,656         $528,737          $528,850
Dec 93       $578,347         $605,510          $595,897
Jan 94       $643,035         $686,827          $693,964
Feb 94       $596,724         $655,589          $673,881
Mar 94       $532,421         $611,629          $628,158
Apr 94       $497,206         $566,759          $580,217
May 94       $511,367         $596,398          $614,496
Jun 94       $465,436         $550,633          $575,138
Jul 94       $501,796         $603,317          $629,649
Aug 94       $572,990         $702,889          $732,062
Sep 94       $601,313         $734,112          $763,467
Oct 94       $573,755         $691,229          $725,744
Nov 94       $569,544         $679,164          $705,046
Dec 94       $450,008         $548,140          $599,719
Jan 95       $391,831         $461,550          $534,230
Feb 95       $338,789         $394,633          $456,841
Mar 95       $319,112         $382,845          $441,080
Apr 95       $355,471         $443,002          $504,742
May 95       $353,762         $444,174          $516,209
Jun 95       $357,183         $453,459          $524,252
Jul 95       $372,581         $477,755          $540,456
Aug 95       $378,143         $484,500          $546,645
Sep 95       $373,439         $478,317          $541,982
Oct 95       $338,792         $432,726          $498,379
Nov 95       $355,474         $447,712          $507,335
Dec 95       $361,282         $456,357          $522,753
Jan 96       $403,433         $499,256          $576,351
Feb 96       $380,639         $472,886          $543,165
Mar 96       $388,811         $480,470          $549,971
Apr 96       $406,875         $505,755          $580,422
May 96       $425,368         $518,991          $599,089
Jun 96       $435,692         $528,238          $614,461
Jul 96       $417,196         $504,940          $590,246
Aug 96       $432,249         $518,635          $606,861
Sep 96       $439,990         $528,681          $620,728
Oct 96       $430,526         $518,809          $614,676
Nov 96       $434,397         $521,153          $620,540
Dec 96       $449,449         $534,896          $638,858
Jan 97       $493,265         $584,191          $701,741
Feb 97       $524,499         $622,388          $748,168
Mar 97       $520,161         $615,746          $736,758
Apr 97       $543,589         $640,849          $773,604
May 97       $584,369         $692,622          $828,429
Jun 97       $633,825         $748,274          $899,450
Jul 97       $671,651         $789,780          $949,990
Aug 97       $606,051         $721,129          $858,953
Sep 97       $665,135         $782,006          $941,309
Oct 97       $543,488         $636,313          $762,498
Nov 97       $573,467         $655,914          $788,575
Dec 97       $600,403         $691,482          $840,968
Jan 98       $533,062         $611,431          $747,562
Feb 98       $558,260         $641,775          $786,831
Mar 8        $593,017         $683,756          $842,618
Apr 98       $587,804         $677,882          $823,313
May 98       $512,213         $593,342          $716,826
Jun 98       $487,883         $560,394          $674,462
Jul 98       $508,178         $582,584          $707,834
Aug 98       $324,274         $385,877          $462,301
Sep 98       $349,149         $412,017          $509,636
Oct 98       $380,687         $443,493          $549,041
Nov 98       $402,010         $484,396          $591,437
Dec 98       $368,695         $445,756          $545,731
Jan 99       $314,947         $394,632          $481,117
Feb 99       $334,048         $417,414          $511,817
Mar 99       $391,351         $505,660          $615,864
Apr 99       $453,987         $579,815          $704,579
May 99       $427,333         $560,101          $682,561
Jun 99       $454,430         $583,496          $715,071
Jul 99       $415,340         $543,043          $660,039
Aug 99       $402,456         $527,251          $640,152
Sep 99       $408,674         $537,369          $650,613
Oct 99       $416,227         $547,192          $665,284
Nov 99       $469,533         $617,233          $749,196
Dec 99       $583,695         $721,236          $867,120
Jan 00       $544,605         $695,200          $830,042
Feb 00       $603,242         $755,404          $893,747
Mar 00       $599,243         $763,940          $901,156
Apr 00       $526,836         $679,830          $803,913
May 00       $488,636         $643,527          $764,706
Jun 00       $552,158         $703,568          $834,577
Jul 00       $533,948         $690,693          $817,259
Aug 00       $557,490         $713,624          $836,980
Sep 00       $516,180         $677,015          $787,648
Oct 00       $493,525         $642,217          $760,018

VALUE OF $250,000
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INCEPTION 7/1/91

------------
(1) PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR PERIODS BEFORE THE FUND'S REGISTRATION BECAME EFFECTIVE. THE PREDECESSOR LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT"), AND, THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE LIMITED PARTNERSHIP HAD BEEN REGISTERED UNDER THE 1940 ACT, THE LIMITED PARTNERSHIP'S PERFORMANCE MAY HAVE BEEN LOWER.

                                                                      APPENDIX C

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 2001, by and between TCW Galileo Funds Inc., a Maryland corporation (the "Company") with its principal place of business at 865 South Figueroa Street, Los Angeles, California 90017, on behalf of its series, Emerging Markets Equities Fund (the "Acquiring Fund"), and Latin America Equities Fund, Inc. (the "Acquired Fund").

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class I shares of common stock ($.001 par value) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Acquired Fund and the Acquiring Fund are series of an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

      WHEREAS, the Directors of the Company, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class I Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

      3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class I Acquiring Fund Shares to be so credited to Class I Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class I shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class I Acquiring Fund Shares in connection with such exchange.

      5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

      6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.    VALUATION

      1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the Company's then-current prospectus and statement of additional information and valuation procedures established by the Company's Board of Directors.

      2. The net asset value of a Class I Acquiring Fund Share shall be the net asset value per share computed with respect to that class as the Valuation Date, using the valuation procedures set forth in the Company's then-current prospectus and statement of additional information and valuation procedures established by the Company's Board of Directors.

      3. The number of the Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to such class by dividing the value of the net assets with respect to the Class I shares of the Acquired Fund, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

      4. All computations of value shall be made by the Company's designated record keeping agent and shall be subject to confirmation by the Company's independent accountants.

3.    CLOSING AND CLOSING DATE

      1. The Closing Date shall be ________ __, 2001, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties may agree.

      2. The Acquired Fund shall direct Investors Bank & Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), shall direct the Custodian to deliver as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

      3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class I shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

      4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

      1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Company on behalf of the Acquired Fund represents and warrants as follows:

      (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

      (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company on behalf of the Acquired Fund is a party or by which it is bound;

      (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

      (h) Except as otherwise disclosed in writing to and accepted by the Company on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company on behalf of the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at October 31, 2000, have been audited by Deloitte & Touche LLP, independent auditors, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (j) Since October 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

      (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

      (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

      (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      2. Except as has been disclosed to the Acquired Fund in a written statement executed by an officer of the Company on behalf of the Acquiring Fund, the Company on behalf of the Acquiring Fund represents and warrants as follows:

      (a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

      (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company on behalf of the Acquiring Fund is a party or by which it is bound;

      (g) Except as otherwise disclosed in writing to and accepted by the Company on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company on behalf of the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Company on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at October 31, 2000, have been audited by Deloitte & Touche LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (i) Since October 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

      (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

      (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

      (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) The Class I Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

      (o) The information to be furnished by the Company on behalf of the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

      (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      3. The Acquired Fund covenants that the Class I Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

      5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

      7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class I Acquiring Fund Shares received at the Closing.

      8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      9. The Company on behalf of the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's on behalf of the Acquired Fund's title to and possession of the Acquiring Fund's Shares to be delivered hereunder, and (b) the Company's on behalf of the Acquiring Fund's title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

      10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Company on behalf of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      1. All representations and warranties of the Company on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      2. The Company on behalf of the Acquiring Fund shall have delivered to the Company on behalf of the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company on behalf of the Acquired Fund shall reasonably request;

      3. The Company on behalf of the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company on behalf of the Acquiring Fund on or before the Closing Date; and

      4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Class I Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Company on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company on behalf of the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      1. All representations and warranties of the Company on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      2. The Company on behalf of the Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Company;

      3. The Company on behalf of the Acquired Fund shall have delivered to the Company on behalf of the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company on behalf of the Acquiring Fund shall reasonably request;

      4. The Company on behalf of the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company on behalf of the Acquired Fund on or before the Closing Date;

      5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Class I Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

      6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

      2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      5. The parties shall have received the opinion of Dechert addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9.    BROKERAGE FEES AND EXPENSES

      1. The Company on behalf of the Acquired Fund and the Company on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      2. The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquired and Acquiring Funds, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and the Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      1. The Company on behalf of the Acquiring Fund and the Company on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.   TERMINATION

      This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Company at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class I Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Company, 865 South Figueroa Street, Los Angeles, California 90017, attn: Philip
K. Holl, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Robert W. Helm.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      3. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

      4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

      Attest: TCW GALILEO FUNDS INC. on behalf of its EMERGING MARKETS EQUITIES FUND series

-------------------------------         By:__________________________________
SECRETARY
                                        Title:_______________________________


Attest:                                 TCW GALILEO FUNDS INC. on behalf of its
                                        LATIN AMERICA EQUITIES FUND series


-------------------------------         By:__________________________________
SECRETARY
                                        Title:_______________________________

                                                                      APPENDIX D

                        ADDITIONAL INFORMATION REGARDING
                  TCW GALILEO EMERGING MARKETS EQUITIES FUND
                                       AND
                   TCW GALILEO LATIN AMERICA EQUITIES FUND
                (collectively, the "Funds" and each, a "Fund")

                                SHAREHOLDER GUIDE


This Proxy Statement/Prospectus relates to shares of the Funds. Currently, the Funds offer only Class I shares.

Buying shares

You pay no sales charges to invest in either Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Funds' transfer agent from dealers, brokers or other service providers after the NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent generally prior to 8:00 a.m. Eastern time on the next day. Each Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds' Board.

Minimum Investments

                        Initial         Additional
                        $250,000        $ 25,000


TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.


Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

o amounts of $100,000 or more

o amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

o requests to send the proceeds to a payee or address different than what is on our records

A Medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call
(800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange Fund shares into another of the TCW Galileo Funds of the same class. The Asia Pacific Equities, European Equities and Japanese Equities Funds have a 1.00% short-term exchange fee on shares owned less than 90 days. You must meet the investment minimum of the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investors election through a registered broker-dealer other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your account falls below $250,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts

The Fund reserves the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

The Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except for 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

   o refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

   o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

   o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

Shareholder Inquiries

To obtain information, by telephone call 1-800-FUND-TCW (386-3829).

By mail, write to:   TCW Galileo Funds, Inc.
                     865 South Figueroa Street
                     Suite 1800
                     Los Angeles, CA  90017

On the Internet:     Text-only  versions of Fund documents can be viewed on line or down loaded from SEC:  http://www.sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (telephone (202) 942-8090) or by sending your request and duplicating fee to the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.


Management of the Fund

Investment Adviser

The Fund's investment adviser is TCW Investment Management Company (the "Investment Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2000 the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services have approximately $80 billion under management or committed to management.

Investment Sub-Adviser

TCW London International, Limited ("TCW London") (regulated by I.M.R.O.) serves as subadviser (the "Subadviser") to the Emerging Markets Equities Fund and is headquartered at 16 Charles II Street, London, England SW1Y4QU.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person's business experience during the past five years:

Portfolio Manager               Business Experience During Last Five Years*
------------------------------------------------------------------------------------
Saker A. Nusseibeh              Managing Director and Executive Vice President, TCW
(Emerging Markets Equity Fund)  London International, Limited and Managing Director, TCW
                                Asset Management Company since July 1996.
                                Previously   Director  of  Mercury  Asset   Management
                                (London).

Michael P. Reilly               Managing Director,  the Adviser,  TCW Asset Management
(Emerging Markets Equity        Company and Trust Company of the West.
Fund and Latin America
Equities Fund)

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.


Advisory Agreement

The Fund and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Fund has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund's business affairs, subject to control by the Board of Directors. The adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Fund pays the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, an annual fee of 1.00% of the Fund's average net asset value.

The Adviser has retained, at its sole expense, TCW London to provide investment advisory services with respect to the Emerging Markets Equities Fund. Under the Sub-Advisory Agreement the Sub-Adviser assists the Adviser in performing its advisory functions in respect of the Fund.

The Advisory and Sub-Advisory Agreements provide that the Adviser and the Sub-Adviser, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their duties under each respective agreement.

Portfolio Transactions

The Advisor and Sub-Adviser, with respect to the Emerging Markets Equity Fund, will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. The Adviser and Sub-Adviser will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, the Adviser and Sub-Adviser may consider brokerage and research services provided by a broker to the Adviser, the Sub-Adviser or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the Adviser or Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, the Adviser or Sub-Adviser may place securities transactions with brokers that provide certain services to the Fund. The Adviser or Sub-Adviser is satisfied that the Fund would receive best execution of the transaction from the broker. The Adviser or Sub-Adviser also may consider a broker's sale of Fund shares if Adviser or Sub-Adviser is satisfied that the Fund would receive best execution of the transaction from the broker.

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be declared and paid annually. Each Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Fund qualifies as a regulated investment company and distribute to shareholders all of their net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Emerging Markets Equities Fund

                                                   Year Ended October 31
                                            ---------------------------------
                                             2000   1999   1998   1997  1996
Per-Share Data ($)
Net asset value, beginning of year           $7.87  $5.57  $8.32  $8.18 $7.19
                                            ----------------------------------
Investment operations:
 Investment income (loss)--net               0.01  (0.02)  0.09   0.03  0.07
 Net realized and unrealized gain
 (loss) on investments
 and foreign currency                       (0.27)   2.32  (2.83) 0.22  0.94
                                            -----------------------------------
 Total from investment operations           (0.26)   2.30  (2.74) 0.25  1.01

                                            -----------------------------------
 Distributions:
  Dividends from net investment income        --      --   (0.01)(0.11) (0.02)
                                            -----------------------------------
 Net asset value, end of period             $7.61   $7.87  $5.57  $8.32  $8.18
                                            ===================================

 Total return                               (3.30)% 41.29% (32.97)% 2.82% 14.14%

 Ratios/Supplemental Data:
 Net assets, end of year ($ x 1,000)     $35,406 $26,591 $18,763 $47,726 $57,639
 Ratio of expenses to average             1.47%  2.02%(1)  1.70%   1.50%  1.41%
  net assets
 Ratio of net income (loss) to            0.08%   (0.24)%  1.15%   0.36% 0.82%
  average net assets
 Portfolio turnover rate                 84.76%  152.93% 102.28%  79.80% 83.76%

1 The Adviser had voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to the average of the total expense ratios as reported by Lipper Analytical Services, Inc. for the Fund's investment objective, which is subject to change on a monthly basis, through December 31, 1999. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 2.50% for the year ended October 31, 1999.

TCW Galileo Latin America Equities Fund

                                          Year Ended October 31
                                    -----------------------------------
                                      2000   1999   1998   1997   1996
Per-Share Data ($)
Net asset value, beginning of year    $9.37  $8.57 $12.51 $10.01  $7.92
                                    -----------------------------------
Investment operations:
 Investment income                    (0.04)  0.09   0.13   0.11   0.11
 (loss)--net
Net realized and
 unrealized gain (loss) on
 investments
 and foreign currency                  1.78   0.71  (3.80)  2.50   2.03
                                    -----------------------------------
 Total from investment
  operations                           1.74    .80 (3.67)   2.61   2.14
                                    -----------------------------------
 Distributions:
  Dividends from net                   --     --   (0.27)  (0.11) (0.05)
  investment income
                                    -----------------------------------
 Net asset value, end of period      $11.11  $9.37 $8.57  $10.01 $12.51
                                    ===================================


 Total return                       18.57%  9.34% (29.95)% 26.24% 27.08%

 Ratios/Supplemental Data:
 Net assets, end of year           $3,115  $7,939 $11,796 $55,336 $68,323
  ($ x 1,000)
 Ratio of expenses to average     1.76%(1) 2.20%(1)  1.64%  1.46%  1.44%
  net assets
 Ratio of net income (loss) to    (0.33)%  1.05%     1.13%   0.87% 1.12%
  average net assets
 Portfolio turnover rate          54.44%   162.12%  32.33%  21.17% 44.32%


1 The Adviser had voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to the average of the total expense ratios as reported by Lipper Analytical Services, Inc. for the Fund's investment objective, which is subject to change on a monthly basis, for the years ended October 31, 2000 and October 31, 1999. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 5.40% and 3.24% for the years ended October 31, 2000 and October 31, 1999.

                                                              APPENDIX E

      As of April 19, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Latin American Equities Fund

----------------------------------------------------------------------------------------
Name and Address                        Class        % of Fund               % of Fund
                                                       before                   after
                                                   Reorganization          Reorganization
-----------------------------------------------------------------------------------------
Carla A. Hills                          I               17.42%                  .82%
3125 Chain Bridge Road
Washington D.C. 20016


Henry Kravis, Trustee                   I               37.70%                  1.77%
Raymond & Bessie Kravis Foundation
c/o Kohlberg, Kravis, Roberts and Co.
9 W. 57th Street
New York, NY 10019


Consuelo Zobel                          I               16.96%                   .80%
Alger Foundation
110 N. Hotel Street
Honolulu Hawaii 96817


Gerald P. Gibson, Trustee               I               15.29%                   .72%
Gibson Co. Profit Sharing Plan
PO Box 519
Seagoville, TX  75159


      As of April 19, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Emerging Markets Equities
Fund:

----------------------------------------------------------------------------------------
Name and Address                        Class        % of Fund               % of Fund
                                                       before                   after
                                                   Reorganization          Reorganization
-----------------------------------------------------------------------------------------
Worchester Polytechic Institute         I               17.68%                16.85%
100 Institute Road
Worchester MA 01609


Chase Manhattan Bank, Custodian         I               11.88%                11.32%
FBO Via Health Pension Plan
PO Box 1412
Rochester, NY 14603


City of Southfield Fire and Police      I               14.55%                13.87%
Retirement System
26000 Evergreen Rd.
Southfield,  MI 48076

                                     PART B

                  TCW Galileo Emerging Markets Equities Fund

                       Statement of Additional Information
                                          , 2001
                              ------------

--------------------------------------------------------------------------------
Acquisition of the Assets and            By and in Exchange for Shares of
Liabilities of the TCW Galileo           TCW Galileo Emerging Markets
Latin America Equities Fund (a series    Equities Fund (a series
of the TCW Galileo Funds, Inc.)          of the TCW Galileo Funds, Inc.)
865 South Figueroa Street                865 South Figueroa Street
Suite 1800                               Suite 1800
Los Angeles, CA 90017                    Los Angeles, CA 90017
--------------------------------------------------------------------------------

This Statement of Additional Information is available to the Shareholders of the TCW Galileo Latin America Equities Fund ("Latin America Equities Fund") in connection with a proposed transaction whereby all of the assets and liabilities of the Latin America Equities Fund, a series of the TCW Galileo Funds, Inc. will be transferred to the TCW Galileo Emerging Markets Equities Fund ("Emerging Markets Equities Fund") in exchange for shares of the Emerging Markets Equities Fund.

This Statement of Additional Information consists of a cover page, Exhibit A and the following documents incorporated by reference.

1. The Statement of Additional Information for the Emerging Markets Equities Fund dated March 1, 2001.

2. The Financial Statements of the Latin America Equities Fund are included in the Annual Report of the TCW Galileo Funds, Inc. dated October 31, 2000.

3. The Financial Statements of the Emerging Markets Equities Fund are included in the Annual Report of the TCW Galileo Funds, Inc. dated October 31, 2000.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated _____________, 2001 relating to the Reorganization of the Latin America Equities Fund may be obtained, without charge, by writing to TCW Galileo Funds at 865 South Figueroa Street Suite 1800, Los Angeles, CA 90017 or calling 1-800-FUND-TCW. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                                                                       Exhibit A

   Additional Information about the TCW Galileo Latin America Equities Fund

      For the fiscal years ended October 31, 1998, 1999 and 2000 the total amounts paid by the TCW Galileo Latin America Equities Fund in advisory fees, exclusive of any expense reimbursement by the Adviser, were: $313,000, $70,000 and $40,000.

                                    PART C
                                OTHER INFORMATION

Item 15.    INDEMNIFICATION.

Under Article Eighth, Section (9) of the Company's articles of incorporation, directors and officers will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940. Such indemnification is also limited by Article 9.01 of the Company's Bylaws.

Section 1.10 of the Amended and Restated Distribution Agreement provides for the indemnification of the Company and its officers and directors against all liabilities incurred by the Company relating to the untrue statements of material fact provided by the Distributor.

Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (the "Securities Act") may be permitted to directors, officer and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by the director, officer or controlling person of the Company in a successful defense of any action, suit or proceeding or payment pursuant to an insurance policy) is asserted by such director, officer or controlling person, in connection with the securities being registered, the Company will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such identification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. EXHIBITS

(1)   (A)  Form of Articles of Incorporation. /1/

      (B)  Form of Articles Supplementary. /2/

      (C)  Form of Articles Supplementary. /3/

      (D)  Form of Articles Supplementary. /4/

      (E)  Form of Articles Supplementary. /5/

      (F)  Form of Articles Supplementary. /6/

      (G)  Form of Articles of Amendment. /9/

      (H)  Form of Articles of Amendment. /9/

      (I)  Form of Articles Supplementary. /10/

      (J) Form of Articles Supplementary. /12/

      (K) Form of Articles Supplementary. /14/

      (L) Form of Articles of Amendment. /14/

(2)   Bylaws. /1/

      (A) Amendment No. 1 to By-laws. /11/

(3)   Not Applicable.

(4) Form of Plan of Reorganization between the Latin America Equities Fund and the Emerging Markets Equities Fund. -- filed herein

(5)   Not applicable.

(6)         (A)  Form of Amended and Restated Investment Advisory and Management
                 Agreement between Registrant and TCW Funds Management, Inc. /9/

            (B) Form of Amendment No. 1 to Amended and Restated Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company (previously named TCW Funds Management, Inc.) /12/

            (C) Form of Amendment No. 2 to the Amended and Restated Investment Advisory and Management Agreement between the Company and TCW Investment Management Company /14/

            (D) Form of Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International, Limited. /7/

            (E) Form of Addendum to Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited. /8/

            (F) Form of Amendment No. 1 to Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited. /11/

(7)         (A)  Form of Amended and Restated Distribution Agreement between the
                 Registrant and TCW Brokerage Services (the "Distributor")

            (B)  Dealer Agreement between the Distributor and other dealers./9/

(8)   Not applicable.

(9) Form of Custody Agreement between Registrant and Investors Bank & Trust Company. /9/

(10)  Not applicable.

(11)  Form of Opinion and Consent of Counsel -- filed herein

(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences.

(13)        (A)   Form of Delegation Agreement between Registrant and Investors
                  Bank & Trust Company. /9/

            (B) Form of Transfer Agency Services Agreement between Registrant and PFPC Inc. /13/

            (C) Form of Administration Agreement between Registrant and Investors Bank & Trust Company. /9/

            (D) Form of Securities Leading Agency Agreement between Registrant and Investors Bank & Trust Company. /9/

(14)  Consents of Independent Auditors -- filed herein

(15)  Not applicable.

(16)  Powers of Attorney /11/

(17)  Not applicable.

--------------------------

     1. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on September 22, 1992.

     2. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on November 26, 1993.

     3. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 23, 1994.

     4. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 18, 1994.

     5. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 21, 1995.

     6. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed April 2, 1998.

     7. Incorporated herein by reference to Registrant's Registration Statement filed on December 21, 1995.

     8. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 31, 1997.

     9. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 30, 1998.

     10. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 1, 1999.

     11. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on February 29, 2000.

     12. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 17, 2000.

     13. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 15, 2000.

     14. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 1, 2001.

Item 17. UNDERTAKINGS

Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration Statement on form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and the State of California on the 1st day of May, 2001


                              TCW Galileo Emerging Markets Equities Fund, Inc.

                            By:   /s/ Philip K. Holl
                                ---------------------------------
                                        Philip K. Holl
                                        Secretary

Pursuant to the Requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                       TITLE                           DATE

                        *
-------------------------
Marc I. Stern                   Chairman and Director         May 1, 2001

                        *
-------------------------
Alvin R. Albe, Jr.              President and Director        May 1, 2001

                        *
-------------------------
Thomas E. Larkin                Director                      May 1, 2001

                        *
-------------------------
John C. Argue                   Director                      May 1, 2001

                        *
-------------------------
Norman Barker                   Director                      May 1, 2001

                        *
-------------------------
Richard W. Call                 Director                      May 1, 2001

                        *
-------------------------
Matthew K. Fong                 Director                      May 1, 2001

                        *
-------------------------
Peter C. Dibona                 Treasurer                     May 1, 2001
                                (Principal Financial
                              and Accounting Officer)

*By:  /s/ Philip K. Holl
      ------------------------------
      Philip K. Holl
      Attorney-in-Fact

                   TCW GALILEO LATIN AMERICA EQUITIES FUND

PROXY FOR A SPECIAL MEETING OF THE SHAREHOLDERS ON JULY 18, 2001
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Philip K. Holl, proxy, with full powers of substitution, to vote all shares of the TCW Galileo Latin America Equities Fund (the "Fund"), as series of the TCW Galileo Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 865 South Figueroa Street, Suite 1800, Los Angeles California 90017 on July 18, 2001, at 8:30 a.m. local time, and any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all assets of Class I shares of TCW Galileo Latin America Equities Fund by TCW Galileo Emerging Markets Equities Fund in exchange for Class I shares of common stock of the TCW Galileo Emerging Markets Equities Fund and the assumption by TCW Galileo Emerging Markets Equities Fund of all of the liabilities of TCW Galileo Latin America Equities Fund.


For  [    ]                   Against [    ]                Abstain [  ]


This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


Signature                      Date



Signature                      Date
(if held jointly)



TCW Galileo Funds, Inc.
865 South Figueroa Street
Suite 1800
Los Angeles, CA 90017

                                  Exhibit Index


(4) Form of Plan of Reorganization between the Latin America Equities Fund and the Emerging Markets Equities Fund

(11) Opinion and Consent of Counsel

(12) Form of Opinion and Consent of Counsel supporting tax matters and consequences

(14) Consent of Independent Auditors